Cova Financial Services Life Insurance Company
Cova Variable Annuity Account One

Supplement dated August 23, 1995
to Prospectus dated May 1, 1995, as amended June 1, 1995

The following information supplements the information on Pages 16 & 17 under the heading "Withdrawals".




A withdrawal is made from a Contract as follows:

     1. from the Withdrawal Value to which the Waiver of Withdrawal Charge provision applies; then

     2. from the Withdrawal Value attributable to Purchase Payments which are not subject to the Withdrawal Charge; then

     3. from the Withdrawal Value attributable to increases of the Contract Value over Purchase Payments; then

     4. from remaining Purchase Payments which are subject to the Withdrawal Charge.



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This is different from the order stated in the Code to determine tax liability. The Code treats withdrawals as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. (See "Tax Status - Tax Treatment Of Withdrawals - Non-Qualified Contracts" on Page 19 and "Tax Treatment Of Withdrawals - Qualified Contracts" on Page 20.)







































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